FINANCIAL EXPENSES, NET	12 Months Ended
Dec. 31, 2025
Nonoperating Income (Expense) [Abstract]
FINANCIAL EXPENSES, NET
NOTE 18:	FINANCIAL EXPENSES, NET

	Year ended December 31,
	2025	2024	2023
Interest, bank charges and fees	$(2,420)	$(1,826)	$(2,512)
Interest income on bank deposits	508	-	-
Forgiveness Gain	$4,381	$2,312	-
Change in Fair value of derivative warrants liabilities	(699)	798	2,313
Exchange differences, net	290	(264)	(464)
Total financial income(expenses), net	$2,060	$1,020)	$(663)